UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2014

Littelfuse, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8755 West Higgins Road, Suite 500
Chicago, IL 60631

 (Address of principal executive offices)

Registrant’s telephone number, including area code:

(773) 628-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 6, 2014, the Audit Committee (the “Committee”) of the Board of Directors of Littelfuse, Inc. (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2014 (the “2014 Fiscal Year”).

The Committee subsequently appointed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the 2014 Fiscal Year.

The reports of Ernst &Young on the Company’s financial statements for each of the two fiscal years ended December 29, 2012 and December 28, 2013 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s financial statements for the fiscal years ended December 29, 2012 and December 28, 2013 and in the subsequent interim period through March 6, 2014, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K). There was a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended December 28, 2013 and the subsequent interim period through March 6, 2014, related to the material weakness in the Company’s internal control over financial reporting disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013, filed on February 25, 2014 (the “2013 Form 10-K”), and in the Amendment No. 1 to the Form 10-Q for the quarterly period ending March 30, 2013, filed on February 18, 2014 (the “Amended 10-Q”). As disclosed in the Amended 10-Q and in the 2013 Form 10-K, the Company concluded that a material weakness existed as of March 30, 2013 and December 28, 2013, respectively, in the design and operating effectiveness of its internal control over financial reporting with respect to the Company’s evaluation of the income tax considerations, including deferred tax valuation allowances, relating to the write-off of our investment in Shocking Technologies, Inc. during the quarterly period ending March 30, 2013. Ernst &Young’s report on the effectiveness of the Company’s internal control over financial reporting as of December 28, 2013, which was included in the 2013 Form 10-K, contained an adverse opinion thereon. The Committee has discussed the material weakness in the Company’s internal control over financial reporting with Ernst &Young, and has authorized Ernst &Young to respond fully to the inquiries of Grant Thornton concerning such material weakness.

During the Company’s fiscal years ended December 29, 2012 and December 28, 2013 and through March 6, 2014, the Company has not consulted Grant Thornton regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and neither where a written report or oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K.

The Company has requested that Ernst & Young provide the Company with a letter addressed to the Securities and Exchange Commission stating whether Ernst &Young agrees with the above statements. A copy of Ernst &Young’s letter, dated March 10, 2014, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter of Ernst & Young LLP dated March 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITTELFUSE, INC.
(Registrant)

Dated: March 10, 2014	/s/ Philip G. Franklin
Philip G. Franklin Senior Vice President and Chief Financial Officer

 Exhibit Index

Exhibit No.	Description of Exhibit
16.1	Letter of Ernst & Young LLP dated March 10, 2014.